2013 Stockholder Meeting INVEST IN THE POWER OF AMERICAN INGENUITY. ™ INVEST IN AMERICAN BUSINESSES. President and CEO Sherri Schugart

HMS Income Fund - 2013 Stockholder Meeting Hines: Adviser, Sponsor Hines is responsible for all aspects of our capital raising and corporate administration, including accounting and compliance with SEC regulations. Hines has the ultimate authority on all investment decisions. Main Street: Sub - Adviser ▪ Identify, evaluate, negotiate and structure prospective investments ▪ Make investment and portfolio management recommendations ▪ Monitor our investment portfolio

HMS Income Fund - 2013 Stockholder Meeting Hines: The Sponsor ▪ 55+ years of experience in commercial real estate investment, development and management ▪ Experience in credit evaluation and underwriting tenants across industries and markets ▪ Assets under management of approximately $24 billion as of December 31, 2012 ▪ Expertise in analyzing, valuing, structuring, negotiating and closing transactions Jeff Hines and Gerald Hines 2 ▪ Hines has sponsored two publicly offered and non - traded REITs: Hines REIT and Hines Global REIT, which collectively have raised capital of approximately $4.6 billion as of July 31, 2013

HMS Income Fund - 2013 Stockholder Meeting Main Street 3 ▪ Extensive experience analyzing, valuing, structuring and closing complex financing transactions ▪ Unique group of professionals has more than 100 collective years of experience at private and investment banks, investment funds, and other financial services companies ▪ Expertise in maximizing portfolio return by generating income from debt investments and capital appreciation from equity and equity related investments ▪ Internally managed NYSE listed BDC with over $1.1 billion in capital under management -- Symbol: MAIN

HMS Income Fund - 2013 Stockholder Meeting 4 Investment Strategy Overview ▪ Primary objective: Generate income through debt and equity investments ▪ The secondary objective is to generate long - term capital appreciation through such investments ▪ Moderate leverage ▪ Total Return • Pay regular cash distributions • Achieve attractive total returns upon ultimate liquidity event

HMS Income Fund - 2013 Stockholder Meeting 5 ▪ Raised $16.9 million in current public offering including proceeds from the distribution reinvestment plan ▪ Leverage – 28%, cost of borrowing – 3% ▪ NAV per share – $ 8.83 ▪ Distributions • 7 % annualized distribution rate based on $10 share price. ▪ Alignment of Interest with Stockholders • Committed to waive management and incentive fees from inception through December 31, 2013. • Approximately $560,000 waived ▪ Returns 1 1. Total return is calculated on the change in net asset value per share (post fee waiver), stockholder distributions declared per share and the amount of the stock dividend per share over the reporting period. 2. Annualized Fund Overview as of June 30, 2013 Total Returns Six Months Ended June 30, 2013 Since Inception 7.2% 2 9.8%

HMS Income Fund - 2013 Stockholder Meeting 6 Typical BDCs Loans of: Large - Market Firms $3B - $25B revenue POTENTIAL RETURN HMS Income Fund Loans of : Self - originated loans to: POTENTIAL RETURN Income from interest earned on loans Income from interest earned on loans Income potential from dividends on equity investments Potential for capital appreciation and gains from equity investments Middle - Market Firms $150M - $3B revenue Lower Middle - Market Firms $ 10M - $150M revenue + + + HMS Income Fund Income from interest earned on loans Flexible Investment Strategy

HMS Income Fund - 2013 Stockholder Meeting 7 ▪ Established companies with histories of positive and stable free cash flow with focus on basic industries that are integral to the American economy ▪ Firms with experienced and committed management teams ▪ Strong franchises with sustainable competitive advantages and niche or market leadership positions ▪ Industries with positive long - term dynamics Target Investments

HMS Income Fund - 2013 Stockholder Meeting 8 Portfolio Update as of June 30, 2013 ▪ Aggregate fair value, $29.8 million; cost basis, $29.6 million ▪ 32 Portfolio Companies • 30 Syndicated Investments (95% at Fair Value) • 2 Lower Middle Market Investments (5% at Fair Value) ▪ Weighted average effective yield on assets: 8.1% ▪ 100% invested in first lien secured debt ▪ No investments on non - accrual status ▪ 92% variable rate investments ▪ Weighted a verage c redit rating - B

HMS Income Fund - 2013 Stockholder Meeting 9 IT Services - 10% Services and Leasing - 7% Specialty Retail - 7% Textiles, Apparel, & Luxury Goods - 6% Software - 5% Construction & Engineering - 5% Education - 4% Healthcare Equipment and Supplies - 4% Communications Equipment - 3% Metals and Mining - 3% Pharmaceuticals - 3% Retail (Food and Beverage) - 3% Apparel, Accessories, & Luxury Goods - 3% Oil & Gas Storage & Transportation - 3% Capital Markets - 3% Advertising - 3% Publishing - 3% Health Care Facilities - 3% Utilities - 3% Aerospace and Defense - 3% Healthcare Services - 3% Diversified Consumer Services - 3% Building Products - 2% Media - 2% Entertainment and Leisure - 2% Internet and Catalog Retail - 2% Oil, Gas, and Consumable Fuels - 2% Industry Diversification as of 6/30/13 Based on Fair Market Value

HMS Income Fund - 2013 Stockholder Meeting 10 Current Priorities ▪ Continue to raise capital and invest in attractive opportunities ▪ Obtain SEC approval on the Exemptive Relief Application ▪ Provide stockholders with liquidity through the share repurchase program

This must be read in conjunction with the current prospectus in order to understand fully all of the implications and risks o f a n investment in HMS Income Fund. A copy of the prospectus must be made available to your clients in connection with this offering. You and your clients should read the prospectus carefully before investing. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein, which can only be made by the prospectus. Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any other state securities regulator has passed on or endorsed the merits of the offering of HMS Income Fund. Any representation to the contrary is unlawful. FOR DUE DILIGENCEUSE ONLY . This material may not be quoted, reproduced nor shown to financial advisors or members of the public, nor used in written form as sales material for financial advisor or public use . Hines Securities, Inc . , member FINRA/SIPC, is the dealer manager . 6 / 13 INVEST IN THE POWER OF AMERICAN INGENUITY. ™ INVEST IN AMERICAN BUSINESSES.